EXECUTION VERSION
ELEVENTH AMENDMENT TO CREDIT AGREEMENT
THIS ELEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is effective as of January 26, 2023, among PNM RESOURCES, INC., a New Mexico corporation (the “Borrower”), the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Credit Agreement (as defined below).
R E C I T A L S
WHEREAS, the Borrower, the Lenders party thereto and the Administrative Agent are parties to that certain Tenth Amendment to and Restatement of Credit Agreement, dated as of May 20, 2022 (as further amended or modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested certain modifications to the Credit Agreement as described below; and
WHEREAS, the Administrative Agent and the Lenders party hereto are willing to agree to such modifications and the other provisions contained herein, subject to the terms set forth herein as more fully set forth below.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
A G R E E M E N T
1.    Amendments to Credit Agreement. Effective as of the date hereof (the “Amendment Effective Date”) and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:
(a)    The definition of “L/C Commitment” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“L/C Commitment” means, (a) with respect to Wells Fargo Bank, National Association, in its capacity as an Initial L/C Issuer, its obligation to issue Letters of Credit to the Borrower pursuant to Section 2.2 in an aggregate principal amount at any one time outstanding not to exceed $11,250,000 and (b) with respect to MUFG Bank, Ltd., in its capacity as an Initial L/C Issuer, its obligation to issue Letters of Credit to the Borrower pursuant to Section 2.2 in an aggregate principal amount at any one time outstanding not to exceed $11,250,000, in each case, as such amount may be adjusted from time to time in accordance with this Credit Agreement.
(b)    Section 7.9 (Use of Proceeds) of the Credit Agreement is hereby amended to delete the phrase “refinancing of Indebtedness” and the comma immediately prior thereto in clause (d) of the first sentence thereof.

2.    Maturity Date Extension. Pursuant to Section 2.5(a) of the Credit Agreement, the Borrower is hereby deemed to have requested that, effective as of the Amendment Effective Date, the Maturity Date be extended for one additional year from October 31, 2024 until October 31, 2025 (the “Maturity Date Extension”). Effective as of the Amendment Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 3 below, by executing this Amendment, each Lender party hereto shall be an Approving Lender and shall have consented to the initial Maturity Date Extension pursuant to Section 2.5(b) of the Credit Agreement. It is understood and agreed that the foregoing shall constitute the exercise by the Borrower of the initial extension permitted pursuant to Section 2.5 of the Credit Agreement. For the avoidance of doubt, any Lender not party hereto shall be a Non-Extending Lender with respect to the requested Maturity Date Extension. The parties hereto further agree that any and all required notices and notice periods under Section 2.5 of the Credit Agreement in connection with the requested Maturity Date Extension are hereby waived and of no force and effect.
3.    Effectiveness.

This Amendment shall be effective as of the Amendment Effective Date upon satisfaction of the following conditions precedent:

(a)    Receipt by the Administrative Agent of copies of this Amendment duly executed by the Borrower and the Required Lenders.

(b)Receipt by the Administrative Agent of a certificate executed by a Financial Officer or an Authorized Officer of the Borrower on the date hereof stating that (i) the Borrower and each of its Subsidiaries are in compliance in all material respects with all existing material financial obligations and all material Requirements of Law, (ii) there does not exist any material order, decree, judgment, ruling or injunction or any material pending or threatened action, suit, investigation or proceeding against the Borrower or any of its Subsidiaries, except as disclosed in the SEC Reports and the Quarterly Reports on Form 10-Q of the Borrower for the Fiscal Quarters ended June 30, 2022 and September 30, 2022, and (iii) (A) the Borrower is Solvent, (B) no Default or Event of Default exists, (C) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects, and (D) since May 20, 2022, except as disclosed in the SEC Reports and the Quarterly Reports on Form 10-Q of the Borrower for the Fiscal Quarters ended June 30, 2022 and September 30, 2022, there has been no development or event relating to or affecting the Borrower or any of its Subsidiaries that has had or could be reasonably expected to have a Material Adverse Effect and no Material Adverse Change has occurred in the facts and information regarding the Borrower and its Subsidiaries as disclosed in the SEC Reports and the Quarterly Reports on Form 10-Q of the Borrower for the Fiscal Quarters ended June 30, 2022 and September 30, 2022.
(c)Receipt by the Administrative Agent of evidence satisfactory to it that the conditions precedent to the extension set forth in Section 2 above shall have been satisfied in accordance with the requirements of Section 2.5 of the Credit Agreement except to the extent waived hereunder.
(d)The Borrower shall have paid to the Administrative Agent all fees and expenses due and payable to the Administrative Agent and the Lenders on the Amendment Effective Date; it being understood and agreed that the Borrower has agreed to pay each Approving Lender a fee equal to 0.04% of such Approving Lender’s Commitment, provided that such fee shall be payable only in the event that the Maturity Date Extension is approved in accordance with Section 2.5 of the Credit Agreement.
4.    Ratification of Credit Agreement. The term “Credit Agreement” as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended and modified by this
2

Amendment. Except as herein specifically agreed, the Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms. Each party hereto acknowledges and consents to the modifications set forth herein and agrees that, other than as explicitly set forth in Section 1 above, this Amendment does not impair, reduce or limit any of its obligations under the Credit Documents (including, without limitation, the indemnity obligations set forth therein) and that, after the date hereof, this Amendment shall constitute a Credit Document. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents or constitute a waiver of any provision of any of the Credit Documents.

5.    Authority/Enforceability. The Borrower represents and warrants as follows:
(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)    This Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Amendment, or, if required, any such consent, approval, authorization, order, filing, registration or qualification has been previously obtained or made.
6.    Representations and Warranties. The Borrower represents and warrants to the Lenders that (a) the representations and warranties of the Borrower set forth in Section 6 of the Credit Agreement are true and correct in all material respects (except to the extent that any such representation and warranty that is qualified by materiality, Material Adverse Effect or Material Adverse Change shall be true and correct in all respects) as of the Amendment Effective Date, unless they specifically refer to an earlier date, (b) no event has occurred and is continuing which constitutes a Default or an Event of Default, and (c) it has no claims, counterclaims, offsets, credits or defenses to its obligations under the Credit Documents, or to the extent it has any, they are hereby released in consideration of the Lenders party hereto entering into this Amendment.
7.    No Conflicts. The Borrower represents and warrants that the execution and delivery of this Amendment, the consummation of the transactions contemplated herein and in the Credit Agreement (before and after giving effect to this Amendment), and the performance of and compliance with the terms and provisions hereof by the Borrower will not (a) violate, contravene or conflict with any provision of its articles or certificate of incorporation, bylaws or other organizational or governing document, (b) violate, contravene or conflict with any law, rule, regulation (including, without limitation, Regulation U and Regulation X), order, writ, judgment, injunction, decree or permit applicable to the Borrower, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which the Borrower is a party or by which it or its properties may be bound, the violation of which would have or would reasonably be expected to have a Material Adverse Effect or (d) result in or require the creation of any Lien upon or with respect to the Borrower's properties.

3

8.    Counterparts/Telecopy. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, including both paper and electronic counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person. This Amendment may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper hereof which has been converted into electronic form (such as scanned into PDF format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. For purposes hereof, “Electronic Signature” shall have the meaning assigned to it by 15 USC §7006, as it may be amended from time to time.
9.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
[remainder of page intentionally left blank]
4

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.
BORROWER:

PNM RESOURCES, INC.,
a New Mexico corporation
By: /s/ Elisabeth A. Eden
Name: Elisabeth A. Eden
Title: Senior Vice President, Chief Financial Officer and Treasurer

SIGNATURE PAGE TO
PNM RESOURCES, INC. ELEVENTH AMENDMENT

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, as a Lender and as an L/C Issuer
By: /s/ Gregory R. Gredvig
Name: Gregory R. Gredvig
Title: Director

SIGNATURE PAGE TO
PNM RESOURCES, INC. ELEVENTH AMENDMENT

LENDERS:
MUFG BANK, LTD.,
as a Lender and an L/C Issuer

By: /s/ Jeffrey Fesenmaier
Name: Jeffrey Fesenmaier
Title: Managing Director

SIGNATURE PAGE TO
PNM RESOURCES, INC. ELEVENTH AMENDMENT

CITIBANK, N.A.,
as a Lender

By: /s/ Agha Murtaza
Name: Agha Murtaza
Title: Director / Authorized Signatory

SIGNATURE PAGE TO
PNM RESOURCES, INC. ELEVENTH AMENDMENT

MORGAN STANLEY BANK, N.A.,
as a Lender

By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

SIGNATURE PAGE TO
PNM RESOURCES, INC. ELEVENTH AMENDMENT

COBANK ACB,
as a Lender

By: /s/ Jared Greene_______________________
Name: Jared Greene
Title: Assistant Corporate Secretary

SIGNATURE PAGE TO
PNM RESOURCES, INC. ELEVENTH AMENDMENT

ROYAL BANK OF CANADA,
as a Lender

By: /s/ Meg Donnelly
Name: Meg Donnelly
Title: Authorized Signatory

SIGNATURE PAGE TO
PNM RESOURCES, INC. ELEVENTH AMENDMENT

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Jonathan Bouvet
Name: Jonathan Bouvet
Title: Senior Vice President

SIGNATURE PAGE TO
PNM RESOURCES, INC. ELEVENTH AMENDMENT

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Scott Blackman
Name: Scott Blackman
Title: SVP

SIGNATURE PAGE TO
PNM RESOURCES, INC. ELEVENTH AMENDMENT

U.S. BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ John M. Eyerman
Name: John M. Eyerman
Title: Senior Vice President

SIGNATURE PAGE TO
PNM RESOURCES, INC. ELEVENTH AMENDMENT

BOKF, NA d/b/a BANK OF ALBUQUERQUE,
as a Lender

By: /s/ Michael Bickel
Name: Michael Bickel
Title: Senior Vice President

SIGNATURE PAGE TO
PNM RESOURCES, INC. ELEVENTH AMENDMENT